                                                                Exhibit 10.02(e)

                             SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (the "Agreement") is dated as of March 24, 2003, by and among Occupational Health + Rehabilitation Inc, a Delaware corporation (the "Company"), the holders of Promissory Notes (the "Notes") listed in Schedule I attached hereto (the "Subordinated Creditors"), and DVI Business Credit Corporation ("DVIBC") and DVI Financial Services Inc. ("DVIFS" and together with DVIBC, the "Senior Creditors").

                              W I T N E S S E T H:

     WHEREAS, the Subordinated Creditors will on the date hereof acquire certain Promissory Notes of the Company in the original aggregate principal amount of $2,699,740.35 (the obligations of the Company to the Subordinated Creditors under the Notes are hereinafter called the "Subordinated Debt");

     WHEREAS, the Company pursuant to a Loan and Security Agreement dated as of December 15, 2000 between the Company and DVIBC and a Master Loan Agreement dated March 1, 2001 between the Company and DVIFS (collectively, as amended or restated from time to time, the "Credit Agreements"), has borrowed and will from time to time borrow and re-borrow money from the Senior Creditors (all obligations of the Company to the Senior Creditors, whether now existing or hereafter arising, including all principal, interest, costs, fees, expenses and other amounts owed by the Company to the Senior Creditors pursuant to the Credit Agreements and all other amounts which are included in the Obligations (as that term is defined in either of the Credit Agreements) are herein called the "Senior Debt");

     WHEREAS, the Senior Debt is secured pursuant to the terms of the Credit Agreements; and

     WHEREAS, each Subordinated Creditor, as an inducement to each Senior Creditor to continue present credit extensions to the Company and from time to time make further loans and credit available to the Company, desires to subordinate, in the manner and to the extent herein set forth, the payment of the Subordinated Debt to the due and punctual payment of the Senior Debt.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Subordination. Each Subordinated Creditor, for itself, its successors and assigns, covenants and agrees that the payment of the principal of and interest on all Subordinated Debt now or hereafter outstanding is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the payment of the Senior Debt. This

Agreement shall constitute a continuing agreement of subordination and shall continue in effect until written notice from the Subordinated Creditors representing at least 662/3% of the then outstanding aggregate principal amount of the Promissory Notes to the Senior Creditors. No such notice or revocation shall affect the rights of the parties with respect to any Senior Debt outstanding or committed for on the date of revocation, as to which this Agreement shall continue in force and effect until such Senior Debt shall be paid in full.

     2. No Payment Upon Default. In the event of a default by the Company under the terms of each Credit Agreement due to the Company's failure to make payments thereunder or satisfy the financial covenants thereunder, and during the continuance of such default for a period up to one hundred eighty (180) days and thereafter if (a) the maturity of any Senior Debt has been accelerated by the Senior Creditors, (b) judicial proceedings shall have been instituted with respect to such default, or (c) (if a shorter period) until such default has been cured or waived in writing by a Senior Creditor, then and during the continuance of such period, no payment of principal of, interest on, or fees, costs, expenses or other amounts with respect to, any Subordinated Debt shall be made by the Company or accepted any each Subordinated Creditor.

     3. Payments Held in Trust. Each Subordinated Creditor agrees that, if any payment of principal of, interest on, or fees, costs, expenses or other amounts with respect to, any Subordinated Debt is received by it before all Senior Debt shall have been paid in full, despite or in violation or contravention of the terms of this Agreement, such Subordinated Creditor will hold the same in trust for the Senior Creditor and forthwith pay the same to the Senior Creditors, to be held by the Senior Creditors as additional security for the Senior Debt or applied by the Senior Creditors to payment of the Senior Debt in such manner as the Senior Creditors may choose in their sole discretion.

     4. Bankruptcy. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization (whether or not pursuant to bankruptcy laws), sale of all or substantially all of the assets, dissolution, liquidation, winding up of the business or affairs of the Company or any other marshalling of the assets and liabilities of the Company:

          (a) Each Subordinated Creditor will prove, enforce and endeavor to obtain payment of the principal of, interest on and all other amounts payable with respect to all Subordinated Debt and will pay over, but only out of and to the extent of any proceeds realized therefor, to the Senior Creditors amounts thereof sufficient, after application of all other amounts then or theretofore realized for payment of principal of and interest on, or other payments with respect to, the Senior Debt, to pay in full the Senior Debt, as provided in Section 2 hereof. Each Subordinated Creditor may file claims in any such proceeding on its own behalf; provided, however, in the event that a Subordinated Creditor fails to make such filings by the tenth day prior to the due date of such filings then during the ten day period prior to the due date of such filings (a "Forfeited Filing Period"), the Senior Creditors may file claims in any such proceeding on such

     Subordinated Creditor's behalf during such Forfeited Filing Period and in no event shall any Subordinated Creditor on whose behalf a Senior Creditor has made a filing waive, forgive or cancel any claim it may now or hereafter have against the Company with respect to such filing. For purposes of the foregoing, each Senior Creditor is hereby irrevocably constituted and appointed by each Subordinated Creditor failing to file a claim prior to a Forfeited Filing Period as its attorney-in-fact to file any and all proofs of claim and any other documents and to take all other actions during such Forfeited Filing Period, either in such Senior Creditor's name or in the name of a Subordinated Creditor, that in such Senior Creditor's opinion is reasonably necessary to enable such Senior Creditor to obtain such payments.

          (b) The Senior Creditors may, at their option, claim directly from the trustee or representative of the Company's estate in such proceeding. In the event that a Senior Creditor does so elect to claim directly against the trustee or representative of the Company's estate, each Subordinated Creditor hereby grants to such Senior Creditor an irrevocable proxy to vote its claims in any such proceeding or at any meeting of creditors, and agrees to execute all further documents requested by each Senior Creditor to facilitate exercise of this proxy. Each Subordinated Creditor and the Company agree to furnish all assignments, powers or other documents requested by each Senior Creditor to facilitate such direct collection by such Senior Creditor or the perfection of any interest of such Senior Creditor hereunder.

     5. Certain Prohibited Actions. Until the payment in full of the Senior Debt, without the prior written consent of the Senior Creditors:

          (a) No Subordinated Creditor shall request, demand or seek to obtain from the Company, and the Company shall not grant or deliver to any Subordinated Creditor, any collateral or other security for the Subordinated Debt;

          (b) No Subordinated Creditor shall (i) accelerate the maturity of any Subordinated Debt or (ii) exercise any right or remedy, or take any action, against the Company or any of the assets or property of the Company to enforce his rights with respect to any Subordinated Debt; provided, however, the foregoing restrictions on the Subordinated Creditors shall only apply if there is a default under the Credit Agreement with respect to the Company's failure to make payments thereunder or satisfy the financial covenants; and

          (c) No Subordinated Creditor shall sell, assign or otherwise transfer or further encumber any Subordinated Debt or interest therein without first procuring and delivering to the Senior Creditors evidence in writing of the consent and agreement of the purchaser, pledgee, assignee or transferee of such Subordinated Debt or interest therein to comply with all terms, conditions and provisions of this Agreement. The rights of the Senior Creditors under this Section 5 shall inure to the benefit of its successors and assigns.

     6. Consents and Waivers. Each Subordinated Creditor hereby irrevocably consents to (a) any amendment or waiver of the terms of the Senior Debt, (b) any renewal, extension or postponement of the time of payment of the Senior Debt or any other indulgence with respect to the Senior Debt, (c) any substitution, exchange or release of collateral for the Senior Debt and (d) the addition or release of any person primarily or secondarily liable on the Senior Debt, made or effected by a Senior Creditor. Each Senior Creditor may exercise, fail to exercise, waive or amend any of its rights under any instrument evidencing or securing or under any agreement delivered in connection with any Senior Debt, and in reference thereto may make and enter into such agreements as to it may seem proper or desirable, all without notice to or further assent from any Subordinated Creditor, and any such action shall not in any manner impair or affect this Agreement or any of such Senior Creditor's rights hereunder. Each Subordinated Creditor hereby irrevocably waives (i) presentment, notice and protest in connection with all negotiable instruments evidencing Senior Debt or Subordinated Debt, (ii) notice of the acceptance of this Agreement by a Senior Creditor, (iii) notice of any extensions of credit made, extensions granted or other action taken in reliance hereon, and (iv) all demands and notices of every kind in connection with this Agreement. Each Subordinated Creditor hereby waives and agrees not to assert against a Senior Creditor any rights which a guarantor or surety with respect to any indebtedness of the Company could exercise; but nothing in this Agreement shall constitute any Subordinated Creditor a guarantor or surety.

     7. Further Assurances. Each Subordinated Creditor and the Company shall execute and deliver to each Senior Creditor such further instruments and documents and shall take such further action as each Senior Creditor may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

     8. No Obligations of Senior Creditor. The rights granted to each Senior Creditor hereunder are solely for its protection and nothing herein contained shall impose on a Senior Creditor any duties with respect to the Subordinated Debt or any property of any Subordinated Creditor or the Company received hereunder beyond reasonable care while in any Senior Creditor's custody and redelivery upon expiration of this Agreement.

     9. Specific Performance. Each Senior Creditor is hereby authorized to demand specific performance of this Agreement, whether or not the Company shall have complied with the provisions hereof applicable to it, at any time when any Subordinated Creditor shall have failed to comply with any provision hereof.

     10. Amendment; Waiver. This Agreement may not be amended or waived except by a writing signed by each Senior Creditor, the Company and the Subordinated Creditors representing at least a majority of the then outstanding aggregate principal amount of the Promissory Notes. No delay on the part of a Senior Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any partial exercise or waiver of any privilege or right hereunder preclude any further exercise of such privilege or right or the exercise of any other right, power or privilege. The rights

-


and remedies expressed in this Agreement are cumulative and not exclusive of any right or remedy which each Senior Creditor may otherwise have.

     11. Notices. Any notices or other communications to be given to the Senior Creditors under this Agreement shall be in writing and shall be deemed given when mailed to the Senior Creditors by overnight courier or by registered mail addressed to DVI Business Credit Corporation, 2500 York Road, Jamison, PA 18929,
Attention: Gerald A. Hayes, Jr., Chief Operating Officer, or to such other address or addresses as the Senior Creditors may from time to time designate for that purpose.

     12. Governing Law. This Subordination Agreement shall be deemed to be a contract made under and shall be construed in accordance with, and this Subordination Agreement and any claim arising out of the relationship of the parties hereto, whether arising under this Subordination Agreement or otherwise, shall be governed by the laws of the State of Delaware. This Agreement shall be deemed to be an instrument under seal.

     13. Counterparts. This Agreement may be signed in any number of counterparts, which together will be one and the same instrument. This Agreement shall become effective whenever each party shall have signed at least one such counterpart. This Agreement shall be binding upon each Subordinated Creditor and its executors, administrators, personal representatives, heirs, devisees, legatees, successors and assigns, and shall inure to the benefit of each Senior Creditor and its successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each party hereto has cause this Subordination Agreement to be executed by its duly authorized officer as of the date first above written.

                                  Subordinated Creditors:

                                  CAHILL, WARNOCK STRATEGIC
                                  PARTNERS FUND, L.P.

                                  By:  Cahill, Warnock Strategic Partners, L.P.
                                  By: /s/ Donald W. Hughes
                                      ------------------------------------------
                                  Title:  General Partner


                                  STRATEGIC ASSOCIATES, L.P.

                                  By:  Cahill, Warnock Strategic Partners, L.P.
                                  By: /s/ Donald W. Hughes
                                      ------------------------------------------
                                  Title: General Partner


                                  AXA U.S. GROWTH FUND LLC

                                  By: /s/ Thomas G. McKinley
                                      ------------------------------------------
                                  Title: Managing Member


                                  PANTHEON GLOBAL PCC LIMITED

                                  By: /s/ Sarita Keen
                                      ------------------------------------------
                                  Title: Alternate Director


                                  DOUBLE BLACK DIAMOND II LLC

                                  By: /s/ Thomas G. McKinley
                                      ------------------------------------------
                                  Title: Managing Member


                                  /s/ Thomas G. McKinley
                                  ----------------------------------------------
                                  Vincent Worms, signed by
                                  Thomas McKinley pursuant to a power of
                                  attorney

                                  THE VENTURE CAPITAL FUND OF
                                    NEW ENGLAND III, L.P.

                                  By:  FH & Co. III, L.P., Its General Partner

                                  By: /s/ Kevin J. Dougherty
                                      ------------------------------------------
                                  Title: General Partner


                                  BANCBOSTON VENTURES, INC.

                                  By: /s/ John B. McCormick
                                      ------------------------------------------
                                  Title: Vice President


                                  VENROCK ASSOCIATES

                                  VENROCK ASSOCIATES II, L.P.

                                  By: /s/ Anthony B. Evnin
                                      ------------------------------------------
                                  Title:  General Partner


                                  ASSET MANAGEMENT ASSOCIATES,
                                    1989, L.P.

                                  By:  AMC Partners 89, L.P., General Partner

                                  By: /s/ Craig C. Taylor
                                      ------------------------------------------
                                  Title: General Partner

                                  Senior Creditor:
                                  DVI BUSINESS CREDIT CORPORATION

                                  By: /s/ Gerald A. Hayes, Jr.
                                      ------------------------------------------
                                  Name: Gerald A. Hayes, Jr.
                                  Title: Executive Vice President and
                                         Chief Operating Officer

                                  DVI FINANCIAL SERVICES INC.

                                  By: /s/ Gerald A. Hayes, Jr.
                                      ------------------------------------------
                                  Name: Gerald A. Hayes, Jr.
                                  Title: Senior Vice President

                                  Company:
                                  OCCUPATIONAL HEALTH + REHABILITATION INC

                                  By: /s/ Keith G. Frey
                                      ----------------------------
                                  Name: Keith G. Frey
                                  Title: Chief Financial Officer

                                                                      SCHEDULE I

  Name of
Subordinated                                                  Principal amounts
 Creditor                                                          of Notes
------------                                                  -----------------
Cahill, Warnock Strategic Partners Fund, L.P.                  $ 1,294,049.41

Strategic Associates, L.P.                                     $    71,701.91

Venrock Associates                                             $   127,047.21

Venrock Associates II, L.P.                                    $   190,569.86

The Venture Capital Fund of New England III, L.P.              $   127,047.21

Asset Management Associates, 1989, L.P.                        $   158,807.58

Pantheon Global PCC Limited                                    $   330,322.37

AXA U.S. Growth Fund LLC                                       $   165,161.18

Double Black Diamond II LLC                                    $    31,762.28

Vincent Worms                                                  $    12,701.48

BancBoston Ventures, Inc.                                      $   190,569.86
                                                             ----------------
                                                   Totals      $ 2,699,740.35
                                                             ================